SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

(formerly Satuit Capital Micro Cap Fund),

A series of Satuit Capital Management Trust

Supplement Dated November 1, 2011 to the

Summary Prospectus dated February 28, 2011 and supplemented on August 26, 2011

IMPORTANT INFORMATION ABOUT SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

At its meeting held on October 15, 2011, the Board of Trustees (the “Board”) of Satuit Capital Management Trust (the “Trust”) approved and adopted, among other things, a Shareholder Servicing Plan which would permit the Fund to pay a fee of up to 0.25% of the Satuit Capital U.S. Emerging Companies Fund’s (the “Fund”) net assets to unaffiliated third parties who enter into servicing agreements with the Fund’s distributor, Rafferty Capital Markets, LLC, for providing shareholder services to the Fund’s shareholders and an Operating Services Agreement, effective November 1, 2011, between the Fund and Satuit Funds Administrator, LLC (the “Administrator”), pursuant to which the Fund pays the Administrator a fee equal to an annual rate of 0.10% of the Fund’s net assets for administrative services.

Effective November 1, 2011 and giving effect to the new Shareholder Services Plan and Operating Services Agreement, as well as the Fund’s new Distribution Agreement, and based on the Fund’s expenses at September 30, 2011 (annualized), the Fund’s Fees and Expenses table would be as set forth below.  Shareholders should note that Satuit Capital Management, LLC (the “Adviser”) continues to agree to limit the Fund’s expenses to no more than 1.95% pursuant to the Expense Limitation Agreement it has entered into with the Fund.  The fees and expenses incurred by the Fund pursuant to the Distribution Agreement, Shareholder Services Plan and the Operating Services Agreement are subject to such 1.95% cap and therefore have no net effect on the fees and expenses payable by the Fund’s shareholders.

 FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)

None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)

None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions

 (as a percentage of offering price)

None

Redemption Fee (as a percentage of amount redeemed within 360 days of purchase)

2.00%

Exchange Fee

None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment.)

Management Fees

1.25%

Distribution and Service (12b-1) Fees

0.25%

Other Expenses (1)

0.45%

Total Annual Fund Operating Expenses

1.95%

(1)

Includes 0.25% which is the maximum payable pursuant to the Fund’s Shareholder Servicing Plan; 0.10% payable pursuant to the Fund’s Operating Services Agreement; and other fees and expenses of the Fund as at September 30, 2011 (annualized).

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$198	$581	$989	$2,128

Please retain this Supplement for future reference.